DREYFUS NEW LEADERS FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance results for Dreyfus New Leaders Fund, Inc. for the fiscal year ended December 31, 1995 and for the period from the Fund's inception to December 31, 1995, as shown in the following table:

                                            DREYFUS
                                              NEW                      RUSSELL                       S&P
                                            LEADERS*                    2000*                        500*
                                            ______                      ______                      ______
Year-To-Date
12/31/94-12/31/95............              + 29.80%                    + 28.44%                   + 37.53%
Inception-To-Date+
1/31/85-12/31/95.............              +391.21                     +238.08                    +388.26

Sources: Lipper Analytical Services, Inc. and The Russell Company. The Russell 2000Registration Mark Index and The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") are widely accepted unmanaged indices of various aspects of stock market performance.
+ These figures are from 1/31/85 since Lipper Analytical Services' calculations are based on net asset values as of month's end. The actual inception date of Dreyfus New Leaders Fund is 1/29/85.
    The Fund's average annual total returns were 29.80%, 19.23% and 13.89% for the one-year, five-year and ten-year periods ended December 31, 1995.**
We are grateful that on the basis of this record, the Fund continued to be awarded Morningstar's Four Star Overall Rating. The Four Star Overall Rating reflects the Fund's risk-adjusted performance history among 1,394 equity funds as of December 31, 1995.***
    The year 1995 can only be characterized as a terrific year in the equity markets. Small-capitalization stocks, which are of course the feature of the Fund, had dramatic returns as well. It should not be surprising, however, that in this environment the small company universe represented by the Russell 2000 Index underperformed the more widely followed S&P 500. This represented the second year in a row of underperformance for small stocks.
The fundamentals of smaller companies in the U.S. are sound; however, investors in a hurry to deploy huge sums of money quickly in a bull market are using larger capitalization stocks as their investment vehicles. These companies are generally the large U.S.- based multinationals that benefit from the weakened dollar. The valuation gap is intriguingly wide between the firms in which we like to invest and the so-called "nifty fifty" stocks that have been leading the market. This valuation gap has produced a fertile climate in which to seek out relative and real values among small cap stocks.
    Your Fund participates in the global investment theme by seeking out small companies with large foreign sales, whose products hold a dominant worldwide position. In this vein, we continue to hold OM Group, a cobalt refiner and metallurgist, and Bush Boake Allen, a multinational specialized flavors and fragrances company. We have accumulated positions in Keystone International, a manufacturer of valves; Stewart & Stevenson Services, a packager of industrial gas turbine systems; Titan Wheel, a producer of agricultural equipment wheels; and Cambrex, which sells bulk actives to the pharmaceutical industry worldwide. With an eye toward global markets, a major theme continues to be commercial aerospace, where the suppliers to the largest U.S. export company, Boeing, are small cap firms. The Fund continues to own Rohr Industries and Precision Castparts, and has recently added
Thiokol and Crane Co.
    Capital good stocks have outperformed consumer stocks for the past two years. Your Fund has benefited from this development. The low value of the U.S. dollar, coupled with increases in American productivity, should extend this trend. Although we continue to underweight the consumer sector, there are some notable exceptions. We have substantial positions in Tiffany & Co., Jones Apparel Group, Tootsie Roll Industries, Canandaigua Wine, Cl.A, Warnaco Group, Cl.A and Meredith, which is a less recognized but powerful publisher and broadcaster. We have high confidence in the fundamentals and management teams of these firms.
    As was widely reported, the technology sector propelled the market for the first three quarters of 1995. You may remember that we indicated in our last shareholder letter that, if this sector continued its unsustainable advance, we would reduce our weighting. We did just that. The remaining technology holdings, in our opinion, represent niche companies at what we believe to be bargain prices. These include: Security Dynamics Technologies, a maker of security identification cards for remote access; Aspect Telecommunication, a producer of call processing equipment; and Auspex
Systems, a manufacturer of network file servers for the movement and storage of data. We deployed the proceeds from our technology sales into the health care industry. We view health care as exhibiting many of the same exciting growth characteristics as technology stocks, but with more compelling valuations. The two largest holdings in the Fund are Mentor, a plastic surgery products company, and Guidant, a manufacturer of cardiology equipment.
    As we peer into 1996, we want to assure our shareholders that we will only invest in stocks of companies we believe in and management teams we trust.
    We again thank you for your interest and loyalty.
                                  Sincerely,


                                  [Thomas A. Frank signature logo]


                                  Thomas A. Frank
                                  Portfolio Manager
January 24, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**Past performance is no guarantee of future results. Share price and investment return fluctuate so that a shareholder may receive more or less than original cost upon redemption. There is a 1% redemption fee on Fund shares redeemed or exchanged within the first six months of issuance. In the pursuit of greater rewards, investing in small capitalization companies involves increased risk. Portfolio composition is subject to change at any time. More complete information, including charges and expenses, is contained in the Fund's Prospectus. Please read it carefully.
***    SOURCE: MORNINGSTAR, INC., December 31, 1995. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five- and ten-year average annual returns (as applicable) with appropriate fee adjustment and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. 10% of funds in an investment category receive 5 stars; 22.5% receive 4 stars.

DREYFUS NEW LEADERS FUND, INC.                        DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW LEADERS FUND, INC. AND THE RUSSELL 2000 INDEX
[Exhibit A
Dollars
$49,340
Dreyfus
New Leaders Fund
$33,840
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                  FIVE YEARS ENDED              TEN YEARS ENDED              FROM INCEPTION (1/29/85)
             DECEMBER 31, 1995               DECEMBER 31, 1995             DECEMBER 31, 1995            TO DECEMBER 31, 1995
             ___________                     ___________                   ___________                   _____________
              29.80%                          19.23%                        13.89%                       15.72%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Leaders Fund, Inc. on 1/29/85 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 1/31/85 is used as the beginning value on 1/29/85. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS                                                                                    DECEMBER 31, 1995
COMMON STOCKS-91.9%                                                                                  SHARES           VALUE
                                                                                                     _______            _______
    CONSUMER-15.8%.                  Boise Cascade Office Products...........                        170,000     $   7,267,500
                                     Bush Boake Allen.....................(a)                        112,500         3,079,687
                                     Canandaigua Wine, Cl. A..............(a)                        190,000         6,198,750
                                     Consolidated Stores..................(a)                        195,000         4,241,250
                                     Eskimo Pie.............................                         116,500         2,126,125
                                     Grand Casinos........................(a)                        75,000          1,743,750
                                     Individual Investor Group..........(a,d)                        307,692         1,765,383
                                     Jones Apparel Group..................(a)                        215,000         8,465,625
                                     Mentor.................................                         650,000         14,950,000
                                     Meredith...............................                         200,000         8,375,000
                                     Norton McNaughton....................(a)                        225,000         2,503,125
                                     Pepsi-Cola Puerto Rico Bottling, Cl. B.                         135,000         1,552,500
                                     Sola International.....................                         150,000         3,787,500
                                     Spectrum HoloByte....................(a)                        140,000         910,000
                                     Station Casinos......................(a)                        405,000         5,923,125
                                     Stein Mart...........................(a)                        150,000         1,650,000
                                     Talbots................................                         190,000         5,462,500
                                     Tiffany & Co...........................                         135,000         6,800,625
                                     Tootsie Roll Industries................                         125,000         4,953,125
                                     Warnaco Group, Cl. A...................                         175,000         4,375,000
                                                                                                                       _______
                                                                                                                    96,130,570
                                                                                                                       _______
      ENERGY-7.0%.................   Cairn Energy USA.......................                         467,500        6,545,000
                                     Coda Energy..........................(a)                        650,000         4,834,375
                                     Dreco Energy Services, Cl. A.........(b)                        377,500         6,700,625
                                     Dual Drilling........................(a)                        225,000         2,559,375
                                     Enron Oil & Gas........................                         255,000         6,120,000
                                     Falcon Drilling........................                         190,000         2,850,000
                                     Foreland.............................(a)                        245,000         382,813
                                     Global Industries....................(a)                        170,000         5,100,000
                                     Parker & Parsley Petroleum.............                         195,000         4,290,000
                                     Unit.................................(a)                        602,500         2,861,875
                                                                                                                    _______
                                                                                                                    42,244,063
                                                                                                                       _______
   FINANCIAL SERVICES-19.7%..........ACE....................................                         300,000        11,925,000
                                     Charter One Financial..................                         162,000         4,961,250
                                     Chittenden.............................                         225,000         7,200,000
                                     Colonial BancGroup.....................                         100,000         3,225,000
                                     Crescent Real Estate Equities..........                         105,000         3,583,125
                                     Dime Bancorp.........................(a)                        175,000         2,034,375
                                     Duff & Phelps Credit Rating............                         75,000          1,078,125
                                     Executive Risk.........................                         215,000         6,235,000
                                     FINOVA Group...........................                         175,000         8,443,750
                                     Frontier Insurance Group...............                         175,000         5,600,000
                                     Greenpoint Financial...................                         215,000         5,751,250

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                     _______           _______
FINANCIAL SERVICES (CONTINUED)
                                     Guaranty National......................                         175,000       $ 2,690,625
                                     Hibernia, Cl. A........................                         450,000        4,837,500
                                     Midland Financial Group................                         215,000         2,606,875
                                     National Re............................                         175,000         6,650,000
                                     Presidential Life......................                         375,000         3,703,125
                                     Prudential Reinsurance Holdings........                         270,000         6,311,250
                                     Reliance Group Holdings................                         987,500         8,517,187
                                     Sizeler Property Investors.............                         220,000         1,952,500
                                     Standard Federal Bancorporation........                         200,000         7,875,000
                                     Trenwick Group.........................                         50,000          2,812,500
                                     USLIFE.................................                         187,500         5,601,563
                                     Western National.......................                         375,000         6,046,875
                                                                                                                       _______
                                                                                                                    119,641,875
                                                                                                                       _______
   HEALTH CARE-8.0%...               AmeriSource Health, Cl. A..............                         125,000        4,125,000
                                     Apria Healthcare Group...............(a)                        100,000         2,825,000
                                     Ballard Medical Products...............                         54,000          965,250
                                     Circon...............................(a)                        200,000         4,050,000
                                     CorVel...............................(a)                        170,000         6,481,250
                                     Guidant................................                         305,000         12,886,250
                                     HBO & Co...............................                         60,000          4,597,500
                                     Quantum Health Resources.............(a)                        130,000         1,275,625
                                     Sterile Concepts Holdings..............                         275,000         3,987,500
                                     Trex Medical.........................(c)                        50,000          512,500
                                     Universal Health Services, Cl. B.....(a)                        150,000         6,656,250
                                                                                                                     _______
                                                                                                                     48,362,125
                                                                                                                       _______
    MATERIALS &
    PROCESSING-12.9%.................Amax Gold............................(a)                        700,000
    5,075,000
                                     BJ Services..........................(a)                        150,000         4,350,000
                                     Cambrex................................                         130,000         5,378,750
                                     Crane..................................                         150,000         5,531,250
                                     Ferro..................................                         137,500         3,196,875
                                     Hardinge...............................                         135,000         3,510,000
                                     IMCO Recycling.........................                         157,500         3,858,750
                                     International Specialty Products.......                         250,000         2,718,750
                                     Jacobs Engineering Group.............(a)                        175,000         4,375,000
                                     Lilly Industries, Cl. A................                         160,000         2,040,000
                                     Longview Fibre.........................                         275,000         4,468,750
                                     Minerals Technologies..................                         200,000         7,300,000
                                     OM Group...............................                         160,000         5,300,000
                                     Santa Fe Pacific Gold..................                         500,000         6,062,500
                                     Schulman (A.)..........................                         185,000         4,162,500
                                     Sterling Chemicals...................(a)                        455,000         3,696,875

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE
                                                                                                     _______           _______
      MATERIALS &
    PROCESSING (CONTINUED)....       USA Waste Services...................(a)                        250,000       $ 4,718,750
                                     Uniroyal Chemical......................                         295,000         2,433,750
                                                                                                                       _______
                                                                                                                    78,177,500
                                                                                                                       _______
  PRODUCER DURABLES-11.2%            Albany International, Cl. A............                         300,000        5,437,500
                                     Applied Power, Cl. A...................                         150,000         4,500,000
                                     BW/IP..................................                         205,000         3,382,500
                                     Huntco, Cl. A..........................                         100,000         1,537,500
                                     IRO AB...............................(c)                        250,000         2,820,397
                                     Keystone International.................                         250,000         5,000,000
                                     Manitowoc..............................                         150,000         4,593,750
                                     Maverick Tube........................(a)                        175,000         1,356,250
                                     Precision Castparts....................                         195,000         7,751,250
                                     Rohr Industries......................(a)                        500,000         7,187,500
                                     Roper Industries.......................                         127,500         4,685,625
                                     Stewart & Stevenson Services...........                         200,000         5,050,000
                                     Titan Wheel International..............                         262,500         4,265,625
                                     Watts Industries, Cl. A................                         200,000         4,650,000
                                     Wolverine Tube.......................(a)                        155,000         5,812,500
                                                                                                                       _______
                                                                                                                    68,030,397
                                                                                                                       _______
   TECHNOLOGY-17.3%....              Align-Rite International...............                          70,000           805,000
                                     Aspect Telecommunication.............(a)                        205,000         6,867,500
                                     Auspex Systems.......................(a)                        425,000         7,756,250
                                     FTP Software.........................(a)                        181,500         5,263,500
                                     Franklin Electronic Publishing.......(a)                        135,000         3,982,500
                                     Gerber Scientific......................                         150,000         2,437,500
                                     Glenayre Technologies................(a)                        25,000          1,556,250
                                     IDX Systems............................                         221,000         7,679,750
                                     Inso.................................(a)                     105,000         4,462,500
                                     InStent................................                         20,000          300,000
                                     Intuit...............................(a)                       125,000          9,750,000
                                     Lexmark International Group, Cl. A.....                         275,000         5,018,750
                                     MEMC Electronic Materials..............                         205,500         6,704,437
                                     Madge Networks, N.V. ................(a)                        140,000         6,265,000
                                     Security Dynamics Technologies.......(a)                        145,000         7,902,500
                                     Sierra On-Line.......................(a)                        225,000         6,468,750
                                     Softkey International................(a)                        75,000          1,734,375
                                     StrataCom............................(a)                        60,000          4,410,000
                                     Thermotrex...........................(a)                        150,000         7,500,000
                                     Thiokol................................                         170,000         5,758,750
                                     Veeco Instruments....................(a)                        170,000         2,465,000
                                                                                                                       _______
                                                                                                                   105,088,312
                                                                                                                       _______
                                     TOTAL COMMON STOCKS
                                       (cost $447,853,351)..................                                      $557,674,842
                                                                                                                       =======

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1995
PREFERRED STOCKS-.5%                                                                                  SHARES           VALUE
                                                                                                      _______         _______
    INDUSTRIAL SERVICES-.3%          Separation Technologies,
                                       Ser. A, 6%, Cum. Conv. ............    (a,b,d)                243,385       $ 1,582,003
    TECHNOLOGY-.2%..............     Crystal Dynamics.....................    (a,d)                  180,000         1,350,000
                                                                                                                       _______
                                     TOTAL PREFERRED STOCKS
                                       (cost $2,593,000)..................                                         $ 2,932,003
                                                                                                                       =======
                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-5.6%                                                                          AMOUNT
                                                                                                    _______
               U.S. TREASURY BILLS:..5.27%, 1/11/96.......................                         $ 141,000       $  140,779
                                     5.33%, 1/25/96.......................        (e)                7,848,000      7,822,729
                                     5.27%, 2/29/96.......................                           200,000         198,412
                                     5.17%, 3/7/96........................        (e)                24,406,000    24,181,465
                                     4.89%, 3/14/96.......................                           1,772,000      1,753,837
                                                                                                                       _______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $34,088,255).................                                       $ 34,097,222
                                                                                                                       =======
TOTAL INVESTMENTS (cost $484,534,606)  ...................................                             98.0%      $594,704,067
                                                                                                       ====            =======
CASH AND RECEIVABLES (NET)      ..........................................                             2.0%       $  12,240,920
                                                                                                       ====            =======
NET ASSETS................................................................                           100.0%        $606,944,987
                                                                                                       ====            =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $4,510,398)-see Note 1
    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $3,332,897 or .5% of net assets.
    (d) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $4,697,386, represents approximately .77% of net assets.

                                                     ACQUISITION      PURCHASE       PERCENTAGE OF
ISSUER                                                  DATE            PRICE         NET ASSETS           VALUATION*
___                                                     ______          _____        ___________            _______
Crystal Dynamics.......................               7/10/95          $7.50            .22%                $7.50
Individual Investor Group..............             12/15/93            3.25            .29              10% discount
                                                                                                       to market value
Separation Technologies,
    Ser. A, 6%, Cum. Conv. ............               7/12/93           3.60            .26                 $6.50
                                                      5/10/94           4.75
                                                      1/13/95           6.50
    *The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
    (e)  Partially held by brokers and custodian as collateral for open short positions.

STATEMENT OF SECURITIES SOLD SHORT                                                                  DECEMBER 31, 1995
COMMON STOCK                                                                                    SHARES           VALUE
_________                                                                                       _____            _____
Seitel (proceeds $716,046)..................................................                  28,000          $990,500
                                                                                                                =====
See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                  DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $484,534,606)-see statement.....................................                                      $594,704,067
    Cash....................................................................                                         6,376,580
    Receivable for investment securities sold...............................                                        16,107,558
    Receivable from brokers for proceeds on securities sold short...........                                         716,046
    Dividends and interest receivable.......................................                                         384,484
    Receivable for subscriptions to Common Stock............................                                         136,181
    Prepaid expenses and other assets.......................................                                         57,615
                                                                                                                    ______-
                                                                                                                 618,482,531
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $   478,799
    Due to Distributor......................................................                         25,216
    Payable for Common Stock redeemed.......................................                      6,926,760
    Payable for investment securities purchased.............................                      2,836,011
    Securities sold short, at value
      (proceeds $716,046)-see statement.....................................                         990,500
    Accrued expenses........................................................                         280,258         11,537,544
                                                                                                     ______            _____-
NET ASSETS  ................................................................                                       $606,944,987
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $496,067,478
    Accumulated distributions in excess of investment income-net............                                          (71,892)
    Accumulated undistributed net realized gain on investments
      and foreign currency transactions.....................................                                         1,054,394
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                       109,895,007
                                                                                                                       _______
NET ASSETS at value applicable to 16,233,040 shares outstanding
    (100 million shares of $.01 par value Common Stock authorized)..........                                      $606,944,987
                                                                                                                      =======
NET ASSET VALUE, offering and redemption price per share
    ($606,944,987 / 16,233,040 shares)......................................                                         $37.39
                                                                                                                      =======



See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF OPERATIONS                                                               YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends:
          Unaffiliated issuers..............................................                   $  4,008,174
          Affiliated issuers................................................                         40,975          $ 4,049,149
                                                                                                   ______
      Interest..............................................................                                          2,717,378
                                                                                                                        _______
            TOTAL INCOME....................................................                                          6,766,527
    EXPENSES:
      Management fee-Note 2(a)..............................................                         3,734,387
      Shareholder servicing costs-Note 2(b).................................                         1,855,080
      Prospectus and shareholders' reports-Note 2(b)........................                         119,649
      Registration fees.....................................................                         87,280
      Custodian fees........................................................                         80,024
      Professional fees.....................................................                         77,921
      Directors' fees and expenses-Note 2(c)................................                         46,570
      Miscellaneous.........................................................                         7,727
                                                                                                      ______
            TOTAL EXPENSES..................................................                         6,008,638
      Less-reimbursement of prospectus costs due to an undertaking
          and reduction in expenses due to redemption fee-Note 2(b,d).......                         80,748
                                                                                                     ______
            NET EXPENSES....................................................                                         5,927,890
                                                                                                                       _______
            INVESTMENT INCOME-NET...........................................                                         838,637
                                                                                                                       _______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments and foreign currency transactions-Note 3(a):
      Long transactions:
          Unaffiliated issuers..............................................           $45,937,713
          Affiliated issuers................................................               867,811
      Short sale transactions...............................................              (178,107)
                                                                                         ______
      NET REALIZED GAIN.....................................................                                         46,627,417
    Net unrealized appreciation on investments, securities sold short and foreign currency transactions:
          Unaffiliated issuers..............................................           77,537,387
          Affiliated issuers................................................             4,290,840                  81,828,227
                                                                                         ______                     _______
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                       128,455,644
                                                                                                                    _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $129,294,281
                                                                                                                      =======


See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       __________________________________
                                                                                             1994                     1995
                                                                                           _______                    ______
OPERATIONS:
    Investment income-net...................................................        $     1,118,062              $    838,637
    Net realized gain on investments........................................             22,813,663                46,627,417
    Net unrealized appreciation (depreciation) on investments for the year..            (25,906,257)                81,828,227
                                                                                           _______                    ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......              (1,974,532)              129,294,281
                                                                                           _______                    ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................               (890,468)                (969,861)
    In excess of investment income-net......................................                  _-                    (71,892)
    From net realized gain on investments...................................            (30,527,977)             (46,321,288)
                                                                                           _______                    ______
      TOTAL DIVIDENDS.......................................................            (31,418,445)             (47,363,041)
                                                                                           _______                    ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................             172,304,714              208,486,040
    Dividends reinvested....................................................              30,524,402               46,258,284
    Cost of shares redeemed.................................................          (116,777,211)               (121,356,015)
                                                                                           _______                    ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................             86,051,905                133,388,309
                                                                                           _______                    ______
          TOTAL INCREASE IN NET ASSETS......................................              52,658,928               215,319,549
NET ASSETS:
    Beginning of year.......................................................              338,966,510             391,625,438
                                                                                           _______                    ______
    End of year [including undistributed investment income-net; $131,224 in 1994 and distributions in excess of investment income-net; ($71,892)
    in 1995]................................................................             $ 391,625,438           $ 606,944,987
                                                                                           =======                    ======
                                                                                            SHARES                    SHARES
                                                                                           _______                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               5,091,995                 5,863,111
    Shares issued for dividends reinvested..................................                984,236                  1,274,764
    Shares redeemed.........................................................              (3,509,729)             (3,403,602)
                                                                                           _______                    ______
      NET INCREASE IN SHARES OUTSTANDING....................................               2,566,502                3,734,273
                                                                                           =======                    ======




See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                ___         ___          ___          ___          ___
    Net asset value, beginning of year...........              $24.25      $32.29      $32.17      $34.13       $31.33
                                                                ___         ___          ___          ___          ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                .23          .14         .07         .10          .06
    Net realized and unrealized gain (loss)
      on investments.............................              10.78         2.81        5.30        (.22)        9.17
                                                                ___         ___          ___          ___          ___
      TOTAL FROM INVESTMENT OPERATIONS...........              11.01         2.95        5.37        (.12)        9.23
                                                                ___         ___          ___          ___          ___
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.23)      (.14)        (.07)      (.08)         (.07)
    Dividends in excess of investment income-net.                 .-          .-          .-          .-          .-
    Dividends from net realized gain on investments             (2.74)    (2.93)        (3.34)    (2.60)         (3.10)
                                                                ___         ___          ___          ___          ___
      TOTAL DISTRIBUTIONS........................              (2.97)      (3.07)      (3.41)      (2.68)        (3.17)
                                                                ___         ___          ___          ___          ___
    Net asset value, end of year.................            $32.29        $32.17    $34.13        $31.33      $37.39
                                                                ===         ===          ===          ===          ===
TOTAL INVESTMENT RETURN..........................              45.39%       9.43%      17.07%        (.15%)      29.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......              1.29%        1.21%       1.22%        1.16%        1.19%
    Ratio of net investment income to average
      net assets.................................               .76%         .43%        .19%         .30%         .17%
    Decrease in above expense ratios due to an
      undertaking by the Manager and
      redemption fee.............................               .06%         .04%         .04%         .05%        .02%
    Portfolio Turnover Rate......................            107.64%      119.45%      127.97%       94.21%     108.80%
    Net Assets, end of year (000's Omitted)......          $194,007     $233,619     $338,967     $391,625     $606,945






See notes to financial statements.

DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of
DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), brokerage and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets for any full year. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $30,482, for the period from December 1, 1995 through December 31, 1995.
    (B) Under the Shareholder Services Plan, effective June 23, 1995, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period from June 23, 1995 through December 31, 1995, the Fund was charged $736,326 pursuant to the Shareholder Services Plan.
    Prior to June 23, 1995, the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, provided for the Fund to (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may have paid Service Agents (a securities dealer, financial institution of other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent had a Servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
$100,000 or .005 of 1% of the Fund's average daily net assets for any full year. During the period from January 1, 1995 through June 22, 1995, $520,821 was charged to the Fund pursuant to the Plan of which $11,245 was waived by the Manager. Effective June 23, 1995, the Plan was terminated.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
    (D) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the year ended December 31, 1995, redemption fees amounted to $69,503.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1995:

                                                                                       PURCHASES               SALES
                                                                                       _________              ________
    Long transactions:
      Unaffiliated issuers...........................................                $580,776,039          $483,602,558
      Affiliated issuers.............................................                   4,885,083             5,912,643
                                                                                       _________              ________
                                                                                      585,661,122           489,515,201
    Short sale transactions..........................................                   6,225,372             6,763,311
                                                                                       _________              ________
          TOTAL......................................................                $591,886,494          $496,278,512
                                                                                       =========              ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at December 31, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $109,895,007, consisting of $124,664,475 gross unrealized appreciation and $14,769,468 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW LEADERS FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW LEADERS FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statements of investments and securities sold short, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
February 9, 1996





IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $1.305 per share as a long-term capital gain distribution of the $3.05 per share paid on December 20, 1995.



[Dreyfus lion "d" logo]
DREYFUS NEW LEADERS FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           085AR9512
[Dreyfus logo]
New Leaders
Fund, Inc.
Annual Report
December 31, 1995